EXHIBIT 10.2

Execution Version
NEW LENDER SUPPLEMENT

SUPPLEMENT, dated as of October 13, 2023, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, as amended by the First Amendment dated as of June 1, 2015, by the Second Amendment dated as of May 27, 2016, by the Third Amendment dated as of May 2, 2017, by the Fourth Amendment dated as of May 2, 2018, by the Fifth Amendment dated as of May 3, 2019, by the Sixth Amendment and Extension Agreement, dated as of April 29, 2021, by the Seventh Amendment and Extension Agreement, dated as of April 26, 2022, by the Eighth Amendment and Extension Agreement, dated as of April 25, 2023, and as further amended, supplemented or otherwise modified from time to time (the “Credit Agreement”) among AIR LEASE CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Credit Agreement provides in Section 2.1(c) thereof that any bank, financial institution or other entity may become a party to the Credit Agreement with the consent of the Borrower and the Administrative Agent (which consent of the Administrative Agent shall not be unreasonably withheld) by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, the undersigned now desires to become a party to the Credit Agreement;

NOW, THEREFORE, the undersigned hereby agrees as follows:

1.As of the Effective Date hereof, the undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent (the “Effective Date”), become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $25,000,000.

2.The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently delivered pursuant to Sections 6.1(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(e) of the Credit Agreement.

3.The undersigned hereby confirms and agrees that the Termination Date in respect of its Commitment is May 5, 2027.

4.The address for notices for the undersigned for the purposes of the Credit Agreement is as follows:

M&T Bank
One Light Steet, 16th Floor
Baltimore, MD 21230
Attention: Macon Heikes
Telephone: 410.224.4684
Email: mheikes@mtb.com

5.Terms defined in the Credit Agreement shall have their defined meanings when used herein.

6.Delivery of an executed signature page of this Supplement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. The words “executed”, “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplement, shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Supplement.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

M&T BANK
By:	/s/ Macon Heikes
Name: Macon Heikes
Title: Vice President

[Signature Page to M&T New Lender Supplement]

Accepted and agreed to as of
the date first written above:

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
Name: Gregory B. Willis
Title: Executive Vice President and Chief Financial Officer

[Signature Page to M&T New Lender Supplement]

Accepted and agreed to as of
the date first written above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Cristina Caviness
Name: Cristina Caviness
Title: Executive Director

[Signature Page to M&T New Lender Supplement]